Exhibit 31.4
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Michael Bonner, certify that:

1.I have reviewed this Amendment No. 1 on Form 10-Q/A of Cumberland Pharmaceuticals Inc.;

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

July 24, 2020	By:	/s/ Michael Bonner
Michael Bonner
Chief Financial Officer